UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

PIVOTAL INVESTMENT CORPORATION III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40019	85-3415215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one redeemable warrant	PICC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PICC	The New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	PICC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 8, 2021, the Registration Statement on Form S-1 (SEC File No. 333-252063) (the “Registration Statement”) relating to the initial public offering of units of Pivotal Investment Corporation III (the “Company”) was declared effective.

On February 8, 2021 the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on February 8, 2021. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated February 8, 2021 as filed with the SEC on February 10, 2021. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company, Citigroup Global Markets Inc. and Cantor Fitzgerald & Co., as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement between the Company and certain security holders.

10.3	Form of Indemnification Agreement.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2021	PIVOTAL INVESTMENT CORP. III

	By:	/s/ Kevin Griffin
Name: Kevin Griffin
Title: Chief Executive Officer